THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Supplement dated August 21, 2017

PROSPECTUSES DATED MAY 1, 2017

NML VARIABLE ANNUITY ACCOUNT A

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED)

NML VARIABLE ANNUITY ACCOUNT B

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY

FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED)

NML VARIABLE ANNUITY ACCOUNT C

SUPPLEMENT TO THE PROSPECTUSES

GROUP COMBINATION ANNUITY

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (NETWORK EDITION)

This Supplement amends certain information contained in the Prospectuses referenced above.

1.	On or about October 27, 2017, in the section titled, “Investment Options-Variable Options – Northwestern Mutual Series Fund, Inc.” in the Account A Flexible Payment Variable Annuity and Individual Flexible Payment Variable Annuity (Fee-Based) Prospectuses, the Account B Flexible Payment Variable Annuity and Flexible Payment Variable Annuity (Fee-Based) Prospectuses, and the Account C Group Combination Annuity Prospectus; and, in the section titled “Investment Options - Northwestern Mutual Series Fund, Inc.” in the Account C Network Edition Prospectus, the following table is amended to contain the following information for the Mid Cap Growth Stock and Large Cap Core Stock Portfolios:

Portfolio	Investment Objective	Sub-adviser (if applicable)
Mid Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Large Cap Core Stock Portfolio	Long-term growth of capital and income	Wellington Management Company LLP

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated August 21, 2017.